Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES

9.	INCOME TAXES:

Income (loss) before income tax benefit is as follows:

	Year Ended December 31,
	2016	2015	2014
United States	$134,959	$(3,249,590)	$505,689
Foreign	(79,462)	37,966	31,338
Total	$55,497	$(3,211,624)	$537,027

The consolidated income tax (benefit) provision is comprised of the following:

	Year Ended December 31,
	2016	2015	2014
Current tax:
U.S. federal, state and local	$(72)	$—	$(110)
Foreign	(583)	(3,414)	(6,709)
Total current tax (benefit)	(655)	(3,414)	(6,819)
Deferred tax:
Foreign	1	(990)	995
Total deferred tax (benefit) expense	1	(990)	995
Total income tax (benefit)	$(654)	$(4,404)	$(5,824)

The income tax provision (benefit) from continuing operations differs from the amount that would be computed by applying the U.S. federal income tax rate of 35% to pretax income as a result of the following:

	Year Ended December 31,
	2016	2015	2014
Income tax provision (benefit) computed at the U.S. statutory rate	$19,424	$(1,124,069)	$187,959
State income tax (benefit) provision net of federal effect	(2,335)	(12,998)	8,023
Valuation allowance	(31,083)	1,147,619	(199,038)
Tax effect of rate change	—	12,898	15,457
Foreign rate differential	17,388	(26,740)	(16,314)
Other, net	(4,048)	(1,114)	(1,911)
Total income tax (benefit)	$(654)	$(4,404)	$(5,824)

The tax effects of temporary differences that give rise to significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2016	2015
Deferred tax assets :
Property and equipment	603,045	776,504
Deferred gain	40,867	44,593
U.S. federal tax credit carryforwards	15,967	16,144
U.S. net operating loss carryforwards	428,212	319,673
U.S. state net operating loss carryforwards	71,323	61,919
Non-U.S. net operating loss carryforwards	30,211	9,142
Asset retirement obligations	55,700	51,815
Liabilities subject to compromise-contract settlement	59,166	—
Incentive compensation/other, net	16,088	28,711
	1,320,579	1,308,501
Valuation allowance	(1,270,935)	(1,307,076)
Net deferred tax assets	$49,644	$1,425
Deferred tax liabilities :
Liabilities subject to compromise-interest	35,498	—
Liabilities subject to compromise-interest (non-U.S.)	14,146	—
Other — non-US	—	1,424
Net tax liabilities	$49,644	$1,424
Net tax asset	$—	$1

In assessing the realizability of the deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible or before the attributes expire unused. Among other items, management considers the scheduled reversal of deferred tax liabilities, historical taxable income, projected future taxable income, and available tax planning strategies.

At December 31, 2016 and 2015, the Company recorded a valuation allowance against certain deferred tax assets of $1.3 billion and $1.3 billion, respectively. Some or all of this valuation allowance may be reversed in future periods if future taxable income of the appropriate character is available to recognize certain deferred tax assets. The Company’s valuation allowance decreased by $36.1 million from December 31, 2015 to December 31, 2016. Of this amount, $31.1 million reduced the Company’s current year deferred tax benefit, and $5.1 million was reflected through shareholders’ equity.

As of December 31, 2016, the Company had approximately $13.7 million of U.S. federal alternative minimum tax (AMT) credits available to offset regular U.S. Federal income taxes. These AMT credits do not expire and can be carried forward indefinitely. The Company has $0.5 million of general business credits available to offset U.S. federal income taxes. These general business credits expire in 2032. In addition, the Company has $1.6 million of foreign tax credit carryforwards, which will expire in 2017.

The Company has a U.S. federal tax net operating loss carryforward of $1.2 billion which will be carried forward to offset taxable income generated in future years, and if unutilized, will expire between 2033 and 2036. The Company has Pennsylvania state tax net operating loss carry forwards of $1.1 billion which will expire between 2031 and 2036. The Company has Utah state tax net operating loss carry forwards of $80.8 million which will expire between 2033 and 2036. The Company has immaterial state tax net operating loss carry forwards in other jurisdictions, none of which expire prior to 2020. Without regard to the recorded valuation allowance, if the Company experiences an ownership change as determined under Section 382 of the Internal Revenue Code, our ability to utilize our substantial net operating loss carryforwards and other tax attributes may be limited, if we can use them at all.

The Company has a Canada Federal and Provincial tax loss carryforward remaining after carryback of $111.9 million that will be carried forward to offset taxable income generated in future years and will expire in 2036.

The Company did not have any unrecognized tax benefits and there was no effect on our financial condition or results of operations related to accounting for uncertain tax positions. The amount of unrecognized tax benefits did not change as of December 31, 2016.

Estimated interest and penalties related to potential underpayment on any unrecognized tax benefits are classified as a component of tax expense in the Consolidated Statements of Operations. The Company has not incurred any interest or penalties associated with unrecognized tax benefits.

The Company files a consolidated federal income tax return in the United States federal jurisdiction and various combined, consolidated, unitary, and separate filings in several states, and international jurisdictions. With certain exceptions, the income tax years 2013 through 2016 remain open to examination by the major taxing jurisdictions in which the Company has business activity.

The undistributed earnings of the Company’s U.S. subsidiaries are considered to be indefinitely invested outside of Canada. Accordingly, no provision for Canadian income taxes and/or withholding taxes has been provided thereon.